UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A

Little Rock, AR, 72202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Agreement and Plan of Merger dated as of May 3, 2024 (the “Merger Agreement”) by and between Uniti Group Inc. (the “Company”) and Windstream Holdings II, LLC (“Windstream”), a Delaware limited liability company (the transactions contemplated by such agreement, collectively, the “Merger”), on May 16, 2024, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved a special grant of awards of performance-vesting restricted stock units (“PSUs”) and time-vesting restricted shares (“Restricted Shares”) under the Company’s 2015 Equity Incentive Plan (the “Incentive Plan”) in the below amounts to each of the Company’s executive officers.

				Restricted Share
				Awards
	PSU Awards			(Number of
	(Number of Underlying Shares)			Underlying
Name	Threshold	Target	Maximum	Shares)
Kenneth A. Gunderman	218,621	437,243	874,486	1,311,728
Paul Bullington	64,300	128,601	257,202	385,802
Daniel L. Heard	55,298	110,597	221,193	331,790
Michael Friloux	64,300	128,601	257,202	385,802
Ronald J. Mudry	51,440	102,881	205,761	308,642

These special grants are designed to create additional incentives that extend beyond the shareholder return objectives and time frame of previously granted equity awards, with the goal of driving outstanding levels of performance and value creation during the three-year period after the closing of the Merger. These special grants are also intended to provide additional incentives for the Company’s executive officers to consider further value-creating transactions following the closing of the Merger.

The Restricted Shares will vest as to 20%, 30% and 50% on the first, second and third anniversaries of the closing of the Merger, respectively, and the PSUs will vest between 0% and 200% of the target amount based on performance over the three-year period following the closing of the Merger. Vesting of the PSUs will depend on the Company’s achievement of a total shareholder return metric relative to a peer group for the combined company, with the peer group identified by the Committee within 30 days following the closing of the Merger. If performance falls below the 33rd percentile relative to the peer group, none of the PSUs will vest. If performance exceeds the 75th percentile relative to the peer group, the PSUs will vest at 200% of target. The PSUs and the Restricted Shares will be subject to the terms of the award agreements substantially in the forms filed herewith as Exhibits 10.1 and 10.2 (the “Award Agreements”) and the Incentive Plan.

Unvested PSUs and Restricted Shares will be forfeited upon termination of employment; provided, however, that, subject to the closing of the Merger, in the event of a termination without cause, resignation for good reason, retirement with the Committee’s consent or termination due to death or permanent disability (each, a “Qualifying Termination”), other than during the one-year period following a Change in Control (see below), (i) the PSUs will become service vested on a pro rata basis and remain eligible to vest based on actual performance, and (ii) all of the Restricted Shares will become fully vested, except that if the Qualifying Termination is due to retirement, the Restricted Shares will become vested on a pro rata basis.

If the Merger Agreement is terminated and the Merger does not occur, the PSUs and Restricted Shares will be immediately forfeited for no consideration, unless the Merger Agreement is terminated in order to enter into a transaction agreement that would result in a Change in Control (as defined in the Incentive Plan), in which case, continued eligibility for vesting of the PSUs and Restricted Shares will be contingent upon consummation of the Change in Control.

If a Change in Control occurs, the relative total shareholder return metric with respect to the PSUs will be deemed achieved at the maximum level, and unvested PSUs and Restricted Shares will remain subject to service vesting and be forfeited upon termination of employment; provided, however, that in the event of a Qualifying Termination within the one-year period immediately following a Change in Control, the PSUs and Restricted Shares will become fully vested.

The foregoing description of the PSU and Restricted Share award terms does not purport to be complete and is qualified in its entirety by reference to terms of the Award Agreements and the Incentive Plan.

No Offer or Solicitation

This communication and the information contained in it are provided for information purposes only and are not intended to be and shall not constitute a solicitation of any vote or approval, or an offer to sell or solicitation of an offer to buy, or an invitation or recommendation to subscribe for, acquire or buy securities of Uniti, Windstream or the combined company (“New Uniti”) or any other financial products or securities, in any place or jurisdiction, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information and Where to Find It

Uniti and Windstream plan to file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the contemplated transaction (the “Transaction”), including a registration statement on Form S-4 with the SEC that contains a proxy statement/prospectus and other documents. Uniti will mail the proxy statement/prospectus contained in the Form S-4 to its stockholders. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the Transaction.

THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITI, WINDSTREAM, NEW UNITI, THE TRANSACTION AND RELATED MATTERS. INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TRANSACTION. The proxy statement/prospectus, any amendments or supplements thereto and all other documents filed with the SEC in connection with the Transaction will be available when filed free of charge on the SEC’s website (at www.sec.gov). Copies of documents filed with the SEC by Uniti will be made available free of charge on Uniti's investor relations website (at https://investor.uniti.com/financial-information/sec-filings).

Participants in the Solicitation

Uniti, Windstream and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Uniti’s stockholders in connection with the Transaction. Information about Uniti’s directors and executive officers is set forth in the sections titled “Proposal No. 1 Election of Directors” and “Security Ownership of Certain Beneficial Owners and Management” included in Uniti’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 11, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1620280/000110465924046100/0001104659-24-046100-index.htm), the section titled “Directors, Executive Officers and Corporate Governance” included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1620280/000162828024008054/unit-20231231.htm), and subsequent statements of beneficial ownership on file with the SEC and other filings made from time to time with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Uniti stockholders in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can often be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern expectations, strategy, plans, or intentions. However, the absence of these words or similar terms does not mean that a statement is not forward-looking. All forward-looking statements are based on information and estimates available to Uniti and Windstream at the time of this communication and are not guarantees of future performance.

Examples of forward-looking statements in this communication (made at the date of this communication unless otherwise indicated) include, among others, statements regarding our merger with Windstream and the future performance of New Uniti (together with Windstream and Uniti, the “Merged Group”), the perceived and potential synergies and other benefits of the Transaction, and expectations around the financial impact of the Transaction on the Merged Group’s financials. In addition, this communication contains statements concerning the intentions, beliefs and expectations, plans, strategies and objectives of the directors and management of Uniti and Windstream for Uniti and Windstream, respectively, and the Merged Group, the anticipated timing for and outcome and effects of the Transaction (including expected benefits to shareholders of Uniti), expectations for the ongoing development and growth potential of the Merged Group and the future operation of Uniti, Windstream and the Merged Group.

These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the Transaction; the ability of the parties to complete the Transaction considering the various closing conditions; the expected benefits of the Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of New Uniti following completion of the Transaction; and anticipated growth strategies and anticipated trends in Uniti’s, Windstream’s and, following the expected completion of the Transaction, New Uniti’s business.

In addition, other factors related to the Transaction that contribute to the uncertain nature of the forward-looking statements and that could cause actual results and financial condition to differ materially from those expressed or implied include, but are not limited to: the satisfaction of the conditions precedent to the consummation of the Transaction, including, without limitation, the receipt of shareholder and regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the Transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the Transaction within the expected time period (if at all); potential difficulties in Uniti’s and Windstream’s ability to retain employees as a result of the announcement and pendency of the Transaction; risks relating to the value of New Uniti’s securities to be issued in the Transaction; disruptions of Uniti’s and Windstream’s current plans, operations and relationships with customers caused by the announcement and pendency of the Transaction; legal proceedings that may be instituted against Uniti or Windstream following announcement of the Transaction; funding requirements; regulatory restrictions (including changes in regulatory restrictions or regulatory policy) and risks associated with general economic conditions.

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements are detailed in the filings with the SEC, including Uniti’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC.

There can be no assurance that the Transaction will be implemented or that plans of the respective directors and management of Uniti and Windstream for the Merged Group will proceed as currently expected or will ultimately be successful. Investors are strongly cautioned not to place undue reliance on forward-looking statements, including in respect of the financial or operating outlook for Uniti, Windstream or the Merged Group (including the realization of any expected synergies).

Except as required by applicable law, Uniti does not assume any obligation to, and expressly disclaims any duty to, provide any additional or updated information or to update any forward-looking statements, whether as a result of new information, future events or results, or otherwise. Nothing in this communication will, under any circumstances (including by reason of this communication remaining available and not being superseded or replaced by any other presentation or publication with respect to Uniti, Windstream or the Merged Group, or the subject matter of this communication), create an implication that there has been no change in the affairs of Uniti or Windstream since the date of this communication.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Performance-Based Restricted Stock Unit Agreement for executive officers.
10.2	Form of Restricted Shares Agreement for executive officers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President - General Counsel and Secretary